July 22, 2013                                            Exhibit 99.1
Park National Corporation reports second quarter financial results and continues $0.94 cash dividend
NEWARK, Ohio - Park National Corporation (Park) (NYSE MKT: PRK) today reported financial results for the three-month (second quarter) and six-month (first half) periods ended June 30, 2013. The report showed increased second quarter income compared to 2012 as well as notable loan growth. Also, Park's board of directors declared a $0.94 per common share quarterly cash dividend, payable on September 10, 2013 to common shareholders of record as of August 23, 2013.
The board of directors also today announced that effective January 1, 2014, Park President David L. Trautman will become chief executive officer of Park National Corporation and The Park National Bank. Trautman will then serve as president and chief executive officer, while C. Daniel DeLawder will continue in his role as chairman of both Park National Corporation and The Park National Bank.
Net income for the second quarter of 2013 was $20.0 million, compared to $18.9 million for the same period in 2012. Net income for the six months ended June 30, 2013 was $40.7 million. Net income for the same period in 2012 was $50.4 million, which included a gain of $22.2 million ($14.4 million after-tax) from the sale of substantially all of the performing loans, operating assets and the liabilities of Vision Bank. That transaction closed on February 16, 2012.
Excluding the gain from the sale of the Vision Bank business in 2012, net income for the first half of 2012 would have been $36.0 million. Park's net income in the first half of 2013 of $40.7 million was an increase of $4.7 million, or 13.1 percent, above first half of 2012 results excluding the gain related to this sale.
Net income per diluted common share for the second quarter of 2013 was $1.30, compared to $1.10 in the same period of 2012. Net income per diluted common share for the first half of 2013 was $2.64. Net income per diluted common share was $3.05 for the first half of 2012. Excluding the gain on sale of the Vision Bank business, net income per diluted common share would have been $2.11 for the six months ended June 30, 2012.
“We are pleased with the results for the second quarter and first half of 2013. Our steadfast commitment to our long-standing principles and practices continues to generate successful performance, despite the ongoing challenging economic environment,” said Park Chairman C. Daniel DeLawder.
The Park National Bank Results
Park's community-banking subsidiary in Ohio, The Park National Bank, reported net income of $40.3 million for the first half of 2013, compared to net income of $45.0 million for the same period in 2012. The Park National Bank had total assets of $6.5 billion at both June 30, 2013 and 2012. This performance generated an annualized return on average assets of 1.24 percent and 1.40 percent for The Park National Bank through the first six months of 2013 and 2012, respectively.
The Park National Bank loan portfolio experienced good growth during the second quarter of 2013 and first half of 2013. Through the first six months of 2013, loan balances increased by $72.4 million. Loans outstanding at June 30,

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

2013 of $4.44 billion represented an increase of $160 million compared to the loans outstanding of $4.28 billion at June 30, 2012. The $160 million increase in loans over the last twelve months is related to continued growth in the bank's retained mortgage loan portfolio, growth in the consumer loan portfolio, and increases in the commercial loan portfolio.
“We continue to find new opportunities to help families and businesses secure smart, reliable loans. We'll strive to sustain the loan growth in the second half of the year,” said Park President David L. Trautman. “Our associates are focused, devoting consistent attention to the financial needs and goals of our customers.”
Headquartered in Newark, Ohio, Park National Corporation had $6.6 billion in total assets (as of June 30, 2013). Park consists of 11 community bank divisions, a non-bank subsidiary and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers & Savings Bank Division, United Bank Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, The Park National Bank of Southwest Ohio & Northern Kentucky Division and Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance). Park also includes Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.
Complete financial tables are listed below…

Media contact: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, bburt@parknationalbank.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this Current Report on Form 8-K or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and the uneven spread of positive impacts of the recovery on the economy, specifically in the real estate market and the credit market, either nationally or in the states in which Park and its subsidiaries do business, may be worse or slower than expected which could adversely impact the demand for loan, deposit and other financial services and as well as loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; changes in unemployment; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act's provisions, the Budget Control Act of 2011 and the American Taxpayer Relief Act of 2012; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of fiscal and governmental policies of the United States federal government; adequacy of our risk management program; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and its subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2012. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended June 30, 2013, March 31, 2013, and June 30, 2012

	2013	2013	2012	Percent change vs.
(in thousands, except share and per share data)	2nd QTR	1st QTR	2nd QTR	1Q '13	2Q '12
INCOME STATEMENT:
Net interest income	$54,712	$55,453	$58,680	(1.3)%	(6.8)%
Provision for loan losses	673	329	5,238	104.6%	(87.2)%
Other income	19,298	18,805	17,508	2.6%	10.2%
Total other expense	46,570	46,098	45,804	1.0%	1.7%
Income before income taxes	$26,767	$27,831	$25,146	(3.8)%	6.4%
Income taxes	6,733	7,121	6,260	(5.4)%	7.6%
Net income	$20,034	$20,710	$18,886	(3.3)%	6.1%
Preferred stock dividends and accretion	—	—	1,948	N.M.	N.M.
Net income available to common shareholders	$20,034	$20,710	$16,938	(3.3)%	18.3%

MARKET DATA:
Earnings per common share - basic (b)	$1.30	$1.34	$1.10	(3.0)%	18.2%
Earnings per common share - diluted (b)	1.30	1.34	1.10	(3.0)%	18.2%
Cash dividends per common share	0.94	0.94	0.94	—%	—%
Common book value per common share at period end	41.48	42.45	42.88	(2.3)%	(3.3)%
Stock price per common share at period end	68.79	69.79	69.75	(1.4)%	(1.4)%
Market capitalization at period end	1,060,190	1,075,602	1,074,561	(1.4)%	(1.3)%

Weighted average common shares - basic (a)	15,411,981	15,411,990	15,405,902	—%	—%
Weighted average common shares - diluted (a)	15,411,981	15,411,990	15,405,902	—%	—%
Common shares outstanding at period end	15,411,977	15,411,984	15,405,898	—%	—%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.20%	1.25%	1.01%	(4.0)%	18.8%
Return on average common equity (a)(b)	12.26%	12.87%	10.33%	(4.7)%	18.7%
Yield on loans	5.08%	5.13%	5.36%	(1.0)%	(5.2)%
Yield on investments	2.68%	2.91%	3.30%	(7.9)%	(18.8)%
Yield on money markets	0.25%	0.25%	0.25%	—%	—%
Yield on earning assets	4.31%	4.41%	4.71%	(2.3)%	(8.5)%
Cost of interest bearing deposits	0.36%	0.39%	0.51%	(7.7)%	(29.4)%
Cost of borrowings	2.64%	2.62%	2.81%	0.8%	(6.0)%
Cost of paying liabilities	0.88%	0.90%	1.05%	(2.2)%	(16.2)%
Net interest margin	3.61%	3.70%	3.87%	(2.4)%	(6.7)%
Efficiency ratio (g)	62.61%	61.76%	59.80%	1.4%	4.7%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.22%	1.27%	1.03%	(3.9)%	18.4%
Annualized return on average tangible common equity (a)(b)(c)	13.79%	14.48%	11.62%	(4.8)%	18.7%
Tangible common book value per common share (d)	$36.77	$37.74	$38.15	(2.6)%	(3.6)%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended June 30, 2013, March 31, 2013, and June 30, 2012

				Percent change vs.
BALANCE SHEET:	June 30, 2013	March 31, 2013	June 30, 2012	1Q '13	2Q '12

Investment securities	$1,345,069	$1,352,408	$1,688,654	(0.5)%	(20.3)%
Loans	4,510,716	4,443,523	4,386,851	1.5%	2.8%
Allowance for loan losses	55,111	55,315	58,696	(0.4)%	(6.1)%
Goodwill and other intangibles	72,446	72,559	72,949	(0.2)%	(0.7)%
Other real estate owned	35,662	36,292	38,424	(1.7)%	(7.2)%
Total assets	6,640,473	6,747,155	6,705,574	(1.6)%	(1.0)%
Total deposits	4,851,314	4,916,541	4,822,975	(1.3)%	0.6%
Borrowings	1,086,875	1,107,097	1,152,139	(1.8)%	(5.7)%
Stockholders' equity	639,219	654,210	660,623	(2.3)%	(3.2)%
Common equity	639,219	654,210	660,623	(2.3)%	(3.2)%
Tangible common equity (d)	566,773	581,651	587,674	(2.6)%	(3.6)%
Nonperforming loans	169,313	177,163	207,631	(4.4)%	(18.5)%
Nonperforming assets	204,975	213,455	246,055	(4.0)%	(16.7)%

ASSET QUALITY RATIOS:
Loans as a % of period end assets	67.93%	65.86%	65.42%	3.1%	3.8%
Nonperforming loans as a % of period end loans	3.75%	3.99%	4.73%	(6.0)%	(20.7)%
Nonperforming assets / Period end loans + OREO	4.51%	4.76%	5.56%	(5.3)%	(18.9)%
Allowance for loan losses as a % of period end loans	1.22%	1.24%	1.34%	(1.6)%	(9.0)%
Net loan charge-offs	$877	$551	$6,469	59.2%	(86.4)%
Annualized net loan charge-offs as a % of average loans (a)	0.08%	0.05%	0.60%	60.0%	(86.7)%

CAPITAL & LIQUIDITY:
Total equity / Period end assets	9.63%	9.70%	9.85%	(0.7)%	(2.2)%
Common equity / Period end assets	9.63%	9.70%	9.85%	(0.7)%	(2.2)%
Tangible common equity (d) / Tangible assets (f)	8.63%	8.71%	8.86%	(0.9)%	(2.6)%
Average equity / Average assets (a)	9.83%	9.75%	10.21%	0.8%	(3.7)%
Average equity / Average loans (a)	14.62%	14.70%	15.74%	(0.5)%	(7.1)%
Average loans / Average deposits (a)	92.52%	91.54%	90.83%	1.1%	1.9%

N.M. - Not meaningful

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Six months ended June 30, 2013 and 2012

(in thousands, except share and per share data)	2013	2012	Percent change vs. 2012
INCOME STATEMENT:
Net interest income	$110,165	$120,408	(8.5)%
Provision for loan losses	1,002	13,576	(92.6)%
Gain on sale of Vision Bank business	—	22,167	N.M.
Other income	38,103	34,961	9.0%
Total other expense	92,668	94,274	(1.7)%
Income before income taxes	$54,598	$69,686	(21.7)%
Income taxes	13,854	19,325	(28.3)%
Net income	$40,744	$50,361	(19.1)%
Preferred stock dividends and accretion	—	3,425	N.M.
Net income available to common shareholders	$40,744	$46,936	(13.2)%

MARKET DATA:
Earnings per common share - basic (b)	$2.64	$3.05	(13.4)%
Earnings per common share - diluted (b)	2.64	3.05	(13.4)%
Cash dividends per common share	1.88	1.88	—%

Weighted average common shares - basic (a)	15,411,986	15,405,906	—%
Weighted average common shares - diluted (a)	15,411,986	15,409,690	—%

PERFORMANCE RATIOS: (Annualized)
Return on average assets (a)(b)	1.23%	1.39%	(11.5)%
Return on average common equity (a)(b)	12.56%	14.39%	(12.7)%
Yield on loans	5.10%	5.44%	(6.3)%
Yield on investments	2.80%	3.32%	(15.7)%
Yield on earning assets	4.36%	4.76%	(8.4)%
Cost of interest bearing deposits	0.37%	0.53%	(30.2)%
Cost of borrowings	2.63%	2.77%	(5.1)%
Cost of paying liabilities	0.89%	1.05%	(15.2)%
Net interest margin (g)	3.66%	3.92%	(6.6)%
Efficiency ratio (g)	62.18%	52.85%	17.7%

ASSET QUALITY RATIOS:
Net loan charge-offs	$1,428	$23,493	(93.9)%
Annualized net loan charge-offs as a % of average loans (a)	0.06%	1.07%	(94.4)%

CAPITAL & LIQUIDITY:
Average stockholders' equity / Average assets (a)	9.79%	10.55%	(7.2)%
Average stockholders' equity / Average loans (a)	14.66%	16.25%	(9.8)%
Average loans / Average deposits (a)	92.03%	90.83%	1.3%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.24%	1.40%	(11.4)%
Annualized return on average tangible common equity (a)(b)(c)	14.13%	16.20%	(12.8)%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(a) Averages are for the quarters ended June 30, 2013, March 31, 2013 and June 30, 2012, as appropriate.
(b) Reported measure uses net income available to common shareholders.
(c) Net income available to common shareholders for each period divided by average tangible common equity during the period. Average tangible common equity equals average stockholders' equity during the applicable period less (i) average preferred stock during the applicable period and (ii) average goodwill and other intangibles during the applicable period.

RECONCILIATION OF AVERAGE STOCKHOLDERS' EQUITY TO AVERAGE TANGIBLE COMMON EQUITY:
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2013	March 31, 2013	June 30, 2012	June 30, 2013	June 30, 2012
AVERAGE STOCKHOLDERS' EQUITY	$655,432	$652,543	$685,305	$653,995	$717,905
Less: Average preferred stock	—	—	25,944	—	62,093
Average goodwill and other intangibles	72,509	72,621	73,027	72,565	73,323
AVERAGE TANGIBLE COMMON EQUITY	$582,923	$579,922	$586,334	$581,430	$582,489

(d) Tangible common equity equals ending stockholders' equity less preferred stock and goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF STOCKHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY:
	June 30, 2013	March 31, 2013	June 30, 2012
STOCKHOLDERS' EQUITY	$639,219	$654,210	$660,623
Less: Preferred stock	—	—	—
Goodwill and other intangibles	72,446	72,559	72,949
TANGIBLE COMMON EQUITY	$566,773	$581,651	$587,674

(e) Net income available to common shareholders for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangibles, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2013	March 31, 2013	June 30, 2012	June 30, 2013	June 30, 2012
AVERAGE ASSETS	$6,670,829	$6,693,476	$6,712,439	$6,682,090	$6,804,493
Less: Average goodwill and other intangibles	72,509	72,621	73,027	72,565	73,323
AVERAGE TANGIBLE ASSETS	$6,598,320	$6,620,855	$6,639,412	$6,609,525	$6,731,170

(f) Tangible common equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	June 30, 2013	March 31, 2013	June 30, 2012
TOTAL ASSETS	$6,640,473	$6,747,155	$6,705,574
Less: Goodwill and other intangibles	72,446	72,559	72,949
TANGIBLE ASSETS	$6,568,027	$6,674,596	$6,632,625

(g) Efficiency ratio is calculated by taking total other expense divided by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2013	March 31, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Interest income	$65,279	$66,192	$71,486	$131,471	$146,324
Fully taxable equivalent adjustment	368	387	406	755	833
Fully taxable equivalent interest income	$65,647	$66,579	$71,892	$132,226	$147,157
Interest expense	10,567	10,739	12,806	21,306	25,916
Fully taxable equivalent net interest income	$55,080	$55,840	$59,086	$110,920	$121,241

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands, except share and per share data)	2013	2012	2013	2012

Interest income:
Interest and fees on loans	56,388	57,593	112,163	118,698
Interest on:
Obligations of U.S. Government, its agencies
and other securities	8,673	13,794	18,915	27,378
Obligations of states and political subdivisions	16	42	33	88
Other interest income	202	57	360	160
Total interest income	65,279	71,486	131,471	146,324

Interest expense:
Interest on deposits:
Demand and savings deposits	468	602	969	1,356
Time deposits	2,900	4,121	5,990	8,760
Interest on borrowings	7,199	8,083	14,347	15,800
Total interest expense	10,567	12,806	21,306	25,916

Net interest income	54,712	58,680	110,165	120,408

Provision for loan losses	673	5,238	1,002	13,576

Net interest income after provision for loan losses	54,039	53,442	109,163	106,832

Gain on sale of Vision Bank business	—	—	—	22,167
Other income	19,298	17,508	38,103	34,961

Total other expense	46,570	45,804	92,668	94,274

Income before income taxes	26,767	25,146	54,598	69,686

Income taxes	6,733	6,260	13,854	19,325

Net income	20,034	18,886	40,744	50,361

Preferred stock dividends and accretion	—	1,948	—	3,425

Net income available to common shareholders	20,034	16,938	40,744	46,936

Per Common Share:
Net income - basic	1.30	1.10	2.64	3.05
Net income - diluted	1.30	1.10	2.64	3.05

Weighted average shares - basic	15,411,981	15,405,902	15,411,986	15,405,906
Weighted average shares - diluted	15,411,981	15,405,902	15,411,986	15,409,690

Cash Dividends Declared	0.94	0.94	1.88	1.88

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	June 30, 2013	December 31, 2012

Assets

Cash and due from banks	$117,910	$164,120
Money market instruments	236,016	37,185
Investment securities	1,345,069	1,581,751
Loans	4,510,716	4,450,322
Allowance for loan losses	55,111	55,537
Loans, net	4,455,605	4,394,785
Bank premises and equipment, net	56,822	53,751
Goodwill and other intangibles	72,446	72,671
Other real estate owned	35,662	35,718
Other assets	320,943	302,822
Total assets	$6,640,473	$6,642,803

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$1,095,454	$1,137,290
Interest bearing	3,755,860	3,578,742
Total deposits	4,851,314	4,716,032
Borrowings	1,086,875	1,206,076
Other liabilities	63,065	70,329
Total liabilities	$6,001,254	$5,992,437

Stockholders' Equity:
Common stock (No par value; 20,000,000 shares authorized in 2013 and 2012; 16,150,966 shares issued at June 30, 2013 and 16,150,987 shares issued at December 31, 2012)	$302,653	$302,654
Accumulated other comprehensive loss, net of taxes	(40,434)	(17,518)
Retained earnings	453,375	441,605
Treasury stock (738,989 shares at June 30, 2013 and December 31, 2012)	(76,375)	(76,375)
Total stockholders' equity	$639,219	$650,366

Total liabilities and stockholders' equity	$6,640,473	$6,642,803

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands)	2013	2012	2013	2012

Assets

Cash and due from banks	$109,130	$115,175	$111,881	$125,827
Money market instruments	324,783	92,854	292,433	130,867
Investment securities	1,312,796	1,708,312	1,376,186	1,686,102
Loans	4,484,161	4,353,181	4,461,361	4,419,128
Allowance for loan losses	55,579	60,490	56,434	65,466
Loans, net	4,428,582	4,292,691	4,404,927	4,353,662
Bank premises and equipment, net	57,306	52,328	56,204	56,363
Goodwill and other intangibles	72,509	73,027	72,565	73,323
Other real estate owned	35,671	40,078	34,980	41,370
Other assets	330,052	337,974	332,914	336,979
Total assets	$6,670,829	$6,712,439	$6,682,090	$6,804,493

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$1,108,705	$1,030,740	$1,104,851	$1,038,901
Interest bearing	3,738,039	3,761,781	3,742,810	3,826,631
Total deposits	4,846,744	4,792,521	4,847,661	4,865,532
Borrowings	1,095,832	1,156,113	1,102,034	1,147,570
Other liabilities	72,821	78,500	78,400	73,486
Total liabilities	$6,015,397	$6,027,134	$6,028,095	$6,086,588

Stockholders' Equity:
Preferred stock	$—	$25,944	$—	$62,093
Common stock	302,653	302,113	302,653	301,657
Common stock warrants	—	1,511	—	2,904
Accumulated other comprehensive loss, net of taxes	(21,207)	(8,267)	(19,983)	(8,312)
Retained earnings	450,361	441,011	447,700	436,570
Treasury stock	(76,375)	(77,007)	(76,375)	(77,007)
Total stockholders' equity	$655,432	$685,305	$653,995	$717,905

Total liabilities and stockholders' equity	$6,670,829	$6,712,439	$6,682,090	$6,804,493

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2013	2013	2012	2012	2012
(in thousands, except per share data)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Interest income:
Interest and fees on loans	$56,388	$55,775	$57,671	$58,269	$57,593
Interest on:
Obligations of U.S. Government, its agencies and other securities	8,673	10,242	10,984	12,187	13,794
Obligations of states and political subdivisions	16	17	19	33	42
Other interest income	202	158	119	129	57
Total interest income	65,279	66,192	68,793	70,618	71,486

Interest expense:
Interest on deposits:
Demand and savings deposits	468	501	491	636	602
Time deposits	2,900	3,090	3,404	3,757	4,121
Interest on borrowings	7,199	7,148	8,007	8,209	8,083
Total interest expense	10,567	10,739	11,902	12,602	12,806

Net interest income	54,712	55,453	56,891	58,016	58,680

Provision for loan losses	673	329	5,188	16,655	5,238

Net interest income after provision for loan losses	54,039	55,124	51,703	41,361	53,442

Other income	19,298	18,805	17,196	18,079	17,508

Total other expense	46,570	46,098	48,011	45,683	45,804

Income before income taxes	26,767	27,831	20,888	13,757	25,146

Income taxes	6,733	7,121	4,601	1,775	6,260

Net income	$20,034	$20,710	$16,287	$11,982	$18,886

Preferred stock dividends and accretion	—	—	—	—	1,948

Net income available to common shareholders	$20,034	$20,710	$16,287	$11,982	$16,938

Per Common Share:
Net income - basic	$1.30	$1.34	$1.06	$0.78	$1.10
Net income - diluted	$1.30	$1.34	$1.06	$0.78	$1.10

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2013	2013	2012	2012	2012
(in thousands)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Other income:
Income from fiduciary activities	$4,328	$4,076	$4,056	$4,019	$4,044
Service charges on deposits	4,070	3,822	4,235	4,244	4,154
Other service income	3,352	3,985	3,463	4,017	3,417
Checkcard fee income	3,316	2,983	3,151	3,038	3,180
Bank owned life insurance income	1,254	1,202	1,184	1,184	1,184
ATM fees	677	627	650	565	536
OREO devaluations, net	(600)	401	(2,440)	(425)	(2,648)
Gain on the sale of OREO, net	1,633	224	1,028	138	2,203
Other	1,268	1,485	1,869	1,299	1,438
Total other income	$19,298	$18,805	$17,196	$18,079	$17,508

Other expense:
Salaries and employee benefits	$24,679	$24,633	$24,086	$24,255	$22,813
Net occupancy expense	2,444	2,597	2,222	2,303	2,249
Furniture and equipment expense	2,981	2,607	2,774	2,666	2,727
Data processing fees	1,049	1,019	913	904	899
Professional fees and services	5,880	5,864	6,846	6,040	5,800
Amortization of intangibles	113	112	139	139	139
Marketing	953	848	1,002	924	705
Insurance	1,338	1,302	1,482	1,408	1,400
Communication	1,453	1,580	1,482	1,470	1,494
Loan put provision	—	—	—	346	2,701
Other	5,680	5,536	7,065	5,228	4,877
Total other expense	$46,570	$46,098	$48,011	$45,683	$45,804

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

			Year ended December 31,
(in thousands, except ratios)	June 30, 2013	March 31, 2013	2012	2011	2010	2009

Allowance for loan losses:
Allowance for loan losses, beginning of period	$55,315	$55,537	$68,444	$143,575	$116,717	$100,088
Transfer of loans at fair value	—	—	—	(219)	—	—
Transfer of allowance to held for sale	—	—	—	(13,100)	—	—
Charge-offs (A)	3,839	6,508	61,268	133,882	66,314	59,022
Recoveries	2,962	5,957	12,942	8,798	6,092	6,830
Net charge-offs	877	551	48,326	125,084	60,222	52,192
Provision for loan losses	673	329	35,419	63,272	87,080	68,821
Allowance for loan losses, end of period	$55,111	$55,315	$55,537	$68,444	$143,575	$116,717
(A) Year ended 2012 includes the full charge-off of the Vision Bank ALLL of $12.1 million to bring the retained Vision Bank loan portfolio to fair value prior to the merger of Vision Bank (as constituted following the transaction with Centennial Bank and Home BancShares, Inc.) with and into SEPH, the non-bank subsidiary of Park, on February 16, 2012.

General reserve trends:
Allowance for loan losses, end of period	$55,111	$55,315	$55,537	$68,444	$143,575	$116,717
Specific reserves	7,466	8,260	8,276	15,935	66,904	36,721
General reserves	$47,645	$47,055	$47,261	$52,509	$76,671	$79,996

Total loans	$4,510,716	$4,443,523	$4,450,322	$4,317,099	$4,732,685	$4,640,432
Impaired commercial loans	126,080	130,270	137,238	187,074	250,933	201,143
Non-impaired loans	$4,384,636	$4,313,253	$4,313,084	$4,130,025	$4,481,752	$4,439,289

Asset Quality Ratios:
Net charge-offs as a % of average loans (annualized for quarterly periods)	0.08%	0.05%	1.10%	2.65%	1.30%	1.14%
Allowance for loan losses as a % of period end loans	1.22%	1.24%	1.25%	1.59%	3.03%	2.52%
General reserves as a % of non-impaired loans	1.09%	1.09%	1.10%	1.27%	1.71%	1.80%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$145,398	$151,539	$155,536	$195,106	$289,268	$233,544
Accruing troubled debt restructuring	22,413	24,274	29,800	28,607	--	142
Loans past due 90 days or more	1,502	1,350	2,970	3,489	3,590	14,773
Total nonperforming loans	$169,313	$177,163	$188,306	$227,202	$292,858	$248,459
Other real estate owned - Park National Bank	14,273	14,587	14,715	13,240	8,385	6,037
Other real estate owned - SEPH	21,389	21,705	21,003	29,032	--	--
Other real estate owned - Vision Bank	—	--	--	--	33,324	35,203
Total nonperforming assets	$204,975	$213,455	$224,024	$269,474	$334,567	$289,699
Percentage of nonaccrual loans to period end loans	3.22%	3.41%	3.49%	4.52%	6.11%	5.03%
Percentage of nonperforming loans to period end loans	3.75%	3.99%	4.23%	5.26%	6.19%	5.35%
Percentage of nonperforming assets to period end loans	4.54%	4.80%	5.03%	6.24%	7.07%	6.24%
Percentage of nonperforming assets to period end assets	3.09%	3.16%	3.37%	3.86%	4.59%	4.11%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

			Year ended December 31,
(in thousands, except ratios)	June 30, 2013	March 31, 2013	2012	2011	2010	2009

Nonperforming Assets - Park National Bank and Guardian:
Nonaccrual loans	$102,182	$103,246	$100,244	$96,113	$117,815	$85,197
Accruing troubled debt restructuring	22,413	24,274	29,800	26,342	—	142
Loans past due 90 days or more	1,502	1,350	2,970	3,367	3,226	3,496
Total nonperforming loans	$126,097	$128,870	$133,014	$125,822	$121,041	$88,835
Other real estate owned - Park National Bank	14,273	14,587	14,715	13,240	8,385	6,037
Total nonperforming assets	$140,370	$143,457	$147,729	$139,062	$129,426	$94,872
Percentage of nonaccrual loans to period end loans	2.29%	2.35%	2.28%	2.29%	2.88%	2.15%
Percentage of nonperforming loans to period end loans	2.82%	2.93%	3.03%	3.00%	2.96%	2.24%
Percentage of nonperforming assets to period end loans	3.14%	3.27%	3.36%	3.32%	3.16%	2.39%
Percentage of nonperforming assets to period end assets	2.15%	2.17%	2.27%	2.21%	1.99%	1.53%

Nonperforming Assets -SEPH/Vision Bank (retained portfolio as of June 30, 3013, March 31, 2013, December 31, 2012, and December 31, 2011):
Nonaccrual loans	$43,216	$48,293	$55,292	$98,993	$171,453	$148,347
Accruing troubled debt restructuring	—	—	—	2,265	—	—
Loans past due 90 days or more	—	—	—	122	364	11,277
Total nonperforming loans	$43,216	$48,293	$55,292	$101,380	$171,817	$159,624
Other real estate owned - Vision Bank	—	—	—	—	33,324	35,203
Other real estate owned - SEPH	21,389	21,705	21,003	29,032	—	—
Total nonperforming assets	$64,605	$69,998	$76,295	$130,412	$205,141	$194,827
Percentage of nonaccrual loans to period end loans	N.M.	N.M.	N.M.	N.M.	26.77%	21.91%
Percentage of nonperforming loans to period end loans	N.M.	N.M.	N.M.	N.M.	26.82%	23.58%
Percentage of nonperforming assets to period end loans	N.M.	N.M.	N.M.	N.M.	32.02%	28.78%
Percentage of nonperforming assets to period end assets	N.M.	N.M.	N.M.	N.M.	25.90%	21.70%

New nonaccrual loan information-Park National Corporation
Nonaccrual loans, beginning of period	$151,539	$155,536	$195,106	$289,268	$233,544	$159,512
New nonaccrual loans	15,404	21,141	83,204	124,158	175,175	184,181
Resolved nonaccrual loans	21,545	25,138	122,774	218,320	119,451	110,149
Nonaccrual loans, end of period	$145,398	$151,539	$155,536	$195,106	$289,268	$233,544

New nonaccrual loan information-Ohio based operations
Nonaccrual loans, beginning of period	$103,246	$100,244	$96,113	$117,815	$85,197	$68,306
New nonaccrual loans - Ohio-based operations	15,404	21,141	68,960	78,316	85,081	57,641
Resolved nonaccrual loans	16,468	18,139	64,829	100,018	52,463	40,750
Nonaccrual loans, end of period	$102,182	$103,246	$100,244	$96,113	$117,815	$85,197

New nonaccrual loan information-SEPH/Vision Bank (SEPH as of June 30, 2013 and March 31, 2012)
Nonaccrual loans, beginning of period	$48,293	$55,292	$98,993	$171,453	$148,347	$91,206
New nonaccrual loans - SEPH/Vision Bank	—	—	14,243	45,842	90,094	126,540
Resolved nonaccrual loans	5,077	6,999	57,944	118,302	66,988	69,399
Nonaccrual loans, end of period	$43,216	$48,293	$55,292	$98,993	$171,453	$148,347

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$222,871	$233,144	$242,345	$290,908	$304,534	$245,092
Prior charge-offs	96,791	102,874	105,107	103,834	53,601	43,949
Remaining principal balance	126,080	130,270	137,238	187,074	250,933	201,143
Specific reserves	7,466	8,260	8,276	15,935	66,904	36,721
Book value, after specific reserve	$118,614	$122,010	$128,962	$171,139	$184,029	$164,422

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com